Q4 2024 Shareholder Letter | February 27, 2025 1 Fellow Shareholders, When we formed Warner Bros. Discovery (WBD), it was with clear strategic intent. Our belief then - and now - was that in uniting renowned storytelling prowess and an exceptional library of beloved characters, franchises, and other intellectual property with global distribution capabilities, we would create something well suited to thrive in a changing media landscape. In 2024, we made important strides in fulfilling that promise, taking steps to improve performance, enhance shareholder value, and positioning the company for both near and long-term success. Warner Bros. Discovery ended the year stronger and more agile. Nowhere was that progress more prominent than in the success of our Direct-to-Consumer (DTC) segment, where we are on track to exceed our three-year DTC Adjusted EBITDA target established in the summer of 2022. In 2024, we launched Max in more than 70 countries, added 19 million DTC subscribers(1), and generated nearly $700 million in DTC Adjusted EBITDA. Based on our strong momentum, we expect the DTC segment to deliver approximately $1.3 billion of Adjusted EBITDA in 2025. We expect strong DTC subscriber growth to continue throughout 2025. And we now have a clear path to reach at least 150 million global subscribers by the end of 2026, with corresponding strong DTC revenue and Adjusted EBITDA growth. We recently struck a nonexclusive agreement to launch on Sky in the UK and Ireland that will bring Max to approximately 10 million of their current subscribers by the second quarter of 2026 and affords us the flexibility to potentially reach consumers not currently served by Sky. And just prior, we will launch in Germany and Italy in the first quarter of 2026 - two important markets with strong proven appeal for our programming - further supporting ongoing growth. In short, our global expansion still has significant runway as Max rolls out to over 40% of the addressable global market where it is not yet available. At the same time, in 2024, our Networks segment continued to generate robust free cash flow (FCF)(2)(*) and completed several strategically important renewals, demonstrating its value to distribution partners, both in the US and internationally. And within our Studios segment, Warner Bros. Television (WBTV) continues to distinguish itself as one of - if not the - top quality content suppliers in the TV and streaming industry. As our industry continues to evolve, we believe successful companies need to exhibit two abilities in tandem. First, the ability to consistently tell great stories. And second, the ability to distribute these great stories across platforms and windows on a global scale in order to capture their full value. Launching Max as a global streaming service last year marked a watershed moment for WBD as it greatly strengthened our content monetization capabilities. As we create stories and content that audiences crave, Max’s global reach

Q4 2024 Shareholder Letter | February 27, 2025 2 expands our ability to maximize returns on our content investments and enhance shareholder value. The corporate reorganization we announced in December was implemented on January 1st of this year. We continue to make meaningful progress to work through the operational and financial aspects of this new structure and we are targeting substantive completion in early Q2. In 2024, we demonstrated that our strategy is gaining traction. And in 2025, we are speeding forward in creating “what’s next” for WBD. PRIORITIES, PERFORMANCE HIGHLIGHTS & OUTLOOK DIRECT-TO-CONSUMER Since our merger, one of our top imperatives has been developing a global streaming service that meets evolving consumer expectations and provides easy access to the depth and breadth of our unrivaled content offering. In 2024, Max turned a critical corner in both subscriber growth and profitability, growing DTC subscribers by 20% year-over-year and contributing substantial profits. In just two years, our DTC segment has improved its Adjusted EBITDA performance by almost $3 billion. As a result, Max became one of the very few globally scaled and profitable streaming services. Over the next two years, we plan to launch Max in numerous markets with significant potential, including Australia at the end of March 2025, Germany and Italy in the first quarter of 2026, and the UK and Ireland right after. WBD content resonates strongly in each of these markets, which we know well given our existing linear television presence and where WBD’s currently licensed content is some of the most watched on our partners' platforms. We expect our ability to deliver local content and live sports - one of Max’s unique strengths - will also further help drive subscriber acquisition and retention in both new and existing markets. Based on its combination of increasing scale, continued global rollout, and revenue and profit growth trajectory, Max is securing its position among a small handful of profitable global streaming services. As the platform matures, we continue to expect that we can achieve 20%+ Adjusted EBITDA margins in the DTC segment. We remain focused on a subscriber growth framework that, at its core, is centered on a balance of customer lifetime value relative to subscriber acquisition cost. As we further scale Max, three of our key growth drivers will increase subscriber and revenue growth in the near and long-term, though will weigh on near-term ARPU(3) trends.

Q4 2024 Shareholder Letter | February 27, 2025 3 First, continued rollouts in international markets. Second, strategic distribution partnerships that help accelerate consumer adoption. Third, driving higher penetration in existing markets, particularly with our lower priced ad-supported tier. We are comfortable with this growth and ARPU trade-off given our long-term approach to building Max and the fact that we are still in the early days of our expansion. Over time, through our enhanced ad products, monetization and growing reach, robust product enhancement roadmap in such key areas as personalization and discovery to drive increased engagement, and overall market wide pricing trends, we expect ARPU to eventually normalize and return to growth. Lastly and most importantly, as the product is the content, Max and HBO’s content line-up over the next two-plus years has never looked stronger. • We continue to invest in premium content that resonates with audiences. In 2025, we will return 15 franchises that previously ranked among our top 20 series. Widely anticipated returning series include the recent debut of The White Lotus, The Righteous Gemstones, Hacks, The Last of Us, And Just Like That, The Gilded Age, and Peacemaker, as well as new series such as the recently premiered The Pitt and Task and It: Welcome to Derry to debut later in the year. • In fact, The White Lotus’ recent season three premiere saw the audience size nearly double that of its season two premiere in its first week. Globally, the show is now the second largest returning original season in platform history, behind only House of the Dragon season two. • Looking ahead, we are producing new seasons of some of our highest-viewed and most resonant series, such as House Of The Dragon, Euphoria, and True Detective, as well as brand new original series like A Knight Of The Seven Kingdoms, Lanterns, DTF St. Louis, and the highly anticipated Harry Potter. STUDIOS Given consumers’ sustained demand - and willingness to pay a premium - for great content, Studios remain one of our primary growth levers. Delivering more consistency and profitability is a top priority. In 2025, industry-leader WBTV will play a key role in helping to secure that momentum, with support from improved expected results from our Motion Pictures Group and Games businesses. While results from these divisions were disappointing in 2024, we have taken action to improve performance and are optimistic about their long-term outlook. Taken together, we expect a healthy improvement in our Studios segment’s Adjusted EBITDA results in 2025.

Q4 2024 Shareholder Letter | February 27, 2025 4 TELEVISION • WBTV continues to gain recognition as the home of top-quality content with approximately 80 shows produced for our owned platforms and third parties, including all of the major broadcast networks and key SVOD platforms. In 2024, our television studio reclaimed its position as the industry’s #1 supplier of live action TV(4) and delivered hits such as The Penguin, one of the top three most viewed original debut seasons on Max ever; Presumed Innocent, one of WBTV’s three series that ranked in Apple TV+’s top 5 most watched shows in 2024; and the recently renewed Georgie & Mandy’s First Marriage, CBS’ #1 rated comedy this season. MOTION PICTURES • The multi-year transformation process of our Motion Picture Group includes several operational and production process-driven changes that we expect will result in a more balanced portfolio of output across our creative engines; more economical average cost per film driven by a mix of high-profile, tentpole releases and more modestly budgeted films, such as New Line’s horror-genre releases. • The impact of these changes should be most visible at DC, where revitalizing this key franchise has been one of our top priorities. The upcoming release of Superman will kick off a thrilling new era for DC Studios - one that promises to excite, engage and resonate with lifelong fans and new generations alike. Coming to theaters everywhere beginning July 11th, the film will transport audiences into an exhilarating new DC Universe, kicking off a multi-year story arc that will showcase exciting new DC characters and reintroduce beloved icons like Supergirl, Lanterns, Batman & Robin, and Clayface, among others. GAMES • We continue to see our Games business as a strategic differentiator as we immerse fans into our incredible characters and worlds through interactive game play. At the same time, Games allows us to tap into one of the fastest growing media segments and the over three billion global gamers. • As we have previously said, 2024 was a disappointing year for our Games business and we have recently announced a restructuring plan to refocus our resources and capital on proven IP and games from proven, world class studios. We are focusing our Games business around four tentpole franchises that have each generated over $1 billion in consumer sales in past years: Harry Potter, Game of Thrones, Mortal Kombat, and DC - particularly top tier characters like Batman.

Q4 2024 Shareholder Letter | February 27, 2025 5 • Just two years ago, our Games team broke through with Hogwarts Legacy and created a completely new gaming franchise that was the best-selling game of the year - a result that only three other franchises in the last 15 years have achieved. That gives us confidence that with our re-focused strategy we can get back to producing high-quality games built for long term consumer engagement, which we expect to propel our Games division back to profit in 2025 and emerge as a more significant contributor to growth in the years ahead. NETWORKS The earnings generated by our linear networks continue to support our ability to invest in our transformation. We are responding tenaciously and creatively to the secular headwinds we face in the broader linear television market, and we are squarely focused on maximizing our Networks’ ongoing cash generation potential. • We made recent progress to that end, including reaching multi-year renewal agreements with five out of the six largest pay TV providers domestically. Many of these agreements were renewed significantly ahead of schedule. • These agreements will deliver overall affiliate rate increases, helping to stabilize our Networks segment’s revenue over the next few years. In certain cases, these renewals include hybrid structures with access to DTC apps and/or accommodate greater packaging flexibility in line with industry trends. While these attributes may put pressure on near-term linear trends, they may support longer-term health and sustainability of the overall ecosystem. • To that point, we expect the industry will continue to experience declines in pay TV subscribers. Reduced subscribers combined with further pressure on linear viewership, particularly for general entertainment content, makes forecasting Networks’ advertising challenging. In fact, the U.S. linear television advertising market has deteriorated faster than we expected, as evidenced by our results over the last several quarters. • Late in 2024, we resolved our negotiations with the NBA. As result, we have entered into a far more efficient long-term relationship with the league in which we retained valuable rights to NBA games in several international markets, as well as NBA digital highlights globally for Bleacher Report. At the same time, through adjacent negotiations with ESPN, we will continue to produce the iconic Inside the NBA franchise and gain rights to certain Big XII football and basketball games.

Q4 2024 Shareholder Letter | February 27, 2025 6 • We are investing with fiscal discipline in adding new rights to our sports portfolio, which now includes the U.S. rights for the French Open, Unrivaled, NASCAR, multiple college sports assets, including the College Football Playoffs, on top of March Madness, MLB, and NHL. We will continue to opportunistically consider sports rights as they become available. • That said, the overlapping cost of these newly acquired rights and the remaining portion of our current NBA deal that ends after the first half of 2025 will result in elevated sports rights costs and, in part, weigh on 2025 Adjusted EBITDA. However, these rights costs will more than reverse in 2026, in what will be the first full year without the NBA. FREE CASH FLOW AND LEVERAGE • In 2024, WBD generated Cash Flow from Operations of $5.4 billion and free cash flow of $4.4 billion, continuing to demonstrate our strong ability to convert Adjusted EBITDA to FCF with a conversion rate(5)(*) of 49 percent. • We continued to make progress in de-leveraging our balance sheet. In total, net debt decreased by $5.3 billion in 2024, reducing our net leverage(6)(*) to 3.8x Adjusted EBITDA. We continue to target 2.5-3.0x gross leverage(7)(*) and our top priority for FCF remains paying down debt. • We have a total of $2.75 billion of debt maturing through July, $2.2 billion of which matures in March. Accordingly, we carried a higher than typical cash balance of roughly $5.4 billion into 2025. Additionally, we will continue to remain focused on taking advantage of opportunities in the debt markets as we recently did with the $1.5 billion, 364-day term loan issuance to pay back the higher cost WarnerMedia Holdings notes maturing in March 2026, resulting in interest expense savings. CONCLUSION Since closing our merger, our priority has been fortifying our foundation as a company, with a focus on reducing debt while strengthening future growth platforms. During this period, we made great strides in both dimensions. We have reduced our net leverage to a manageable level, while investing substantially in both DTC and Studios. In 2024, our strategy to transform WBD gained real traction as our DTC offering achieved healthy profitability and more global scale, a status very few streaming services can claim.

Q4 2024 Shareholder Letter | February 27, 2025 7 In 2025, we expect that the work we have done to return our overall Studio to a place of industry leadership will begin to bear fruit and contribute positively to our financial results. As this transformation progresses, we believe our value and the returns we deliver to shareholders will strongly increase. For all that is changing in our industry, audiences continue to fundamentally crave what WBD does best: create great stories, told by great storytellers. Whether it’s on a big screen, a television screen, or a mobile screen, we start 2025 in a stronger position than ever to deliver and monetize more of those types of culture-shaping stories to even bigger audiences around the globe.

Q4 2024 Shareholder Letter | February 27, 2025 8 2025 Outlook Warner Bros. Discovery, Inc. ("Warner Bros. Discovery", "WBD", the "Company", "we", "us", or "our" ) may provide forward-looking commentary in connection with this communication. The Company is not able to provide a reconciliation of the non-GAAP forward-looking commentary to comparable GAAP measures as, at this time, the Company cannot determine the occurrence or impact of the adjustments, such as the effect of future changes in foreign currency exchange rates or future acquisitions or divestitures that would be excluded from such GAAP measures. Accordingly, the Company is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations. Cautionary Statement Concerning Forward-Looking Statements Information set forth in this communication contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts, and assumptions that involve risks and uncertainties and on information available to Warner Bros. Discovery as of the date hereof. The Company’s actual results could differ materially from those stated or implied due to risks and uncertainties associated with its business, which include the risk factors disclosed in the Company's filings with the U.S. Securities and Exchange Commission, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K. Forward-looking statements include statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. Forward-looking statements include, without limitation, statements regarding future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Warner Bros. Discovery expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Non-GAAP Financial Measures In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this communication may also contain certain non-GAAP financial measures, identified with an “(*)”. Reconciliations between the non-GAAP financial measures and the closest GAAP financial measures are available in the Trending Schedules and “Quarterly Results” section of the Warner Bros. Discovery, Inc. investor relations website at: https://ir.wbd.com.

Q4 2024 Shareholder Letter | February 27, 2025 9 Definitions and Sources for Warner Bros. Discovery, Inc. (1) Direct-to-Consumer ("DTC") Subscriber: The Company defines a “Core DTC Subscription” as: (i) a retail subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product (defined below) for which we have recognized subscription revenue, whether directly or through a third party, from a direct-to-consumer platform; (ii) a wholesale subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product for which we have recognized subscription revenue from a fixed-fee arrangement with a third party and where the individual user has activated their subscription; (iii) a wholesale subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product for which we have recognized subscription revenue on a per subscriber basis; (iv) a retail or wholesale subscription to an independently-branded, regional product sold on a stand- alone basis that includes discovery+, HBO, HBO Max, Max, and/or a Premium Sports Product, for which we have recognized subscription revenue (as per (i) –(iii) above); and (v) users on free trials who convert to a subscription for which we have recognized subscription revenue within the first seven days of the calendar month immediately following the month in which their free trial expires. The Company defines a “Premium Sports Product” as a strategically prioritized, sports-focused product sold on a stand-alone basis and made available directly to consumers. The current “independently-branded, regional products” referred to in (iv) above consist of TVN/Player and BluTV. Subscribers to multiple WBD DTC products (listed above) are counted as a paid subscriber for each individual WBD DTC product subscription. We may refer to the aggregate number of Core DTC Subscriptions as “subscribers”. The reported number of “subscribers” included herein and the definition of “DTC Subscription” as used herein excludes: (i) individuals who subscribe to DTC products, other than discovery+, HBO, HBO Max, Max, a Premium Sports Product, and independently-branded, regional products (currently consisting of TVN/Player and BluTV), that may be offered by us or by certain joint venture partners or affiliated parties from time to time; (ii) a limited number of international discovery+ subscribers that are part of non-strategic partnerships or short-term arrangements as may be identified by the Company from time to time; (iii) domestic and international Cinemax subscribers, and international basic HBO subscribers; and (iv) users on free trials except for those users on free trial that convert to a DTC Subscription within the first seven days of the next month as noted above. Domestic subscriber - We define a Domestic subscriber as a subscription based either in the United States of America or Canada. International subscriber - We define an International subscriber as a subscription based outside of the United States of America or Canada. (2) Free cash flow: The Company defines free cash flow as cash flow from operations less acquisitions of property and equipment. The Company believes free cash flow is an important indicator for management and investors of the Company’s liquidity, including its ability to reduce debt, make strategic investments, and return capital to stockholders. In millions Twelve Months Ended December 31, 2024 Cash Provided by operating activities $5,375 Less: Purchases of property and equipment (948) Free Cash Flow(*) $4,427

Q4 2024 Shareholder Letter | February 27, 2025 10 (3) ARPU: The Company defines DTC Average Revenue Per User ("ARPU") as total subscription revenue plus net advertising revenue for the period divided by the daily average number of paying subscribers for the period. Where daily values are not available, the sum of beginning of period and end of period divided by two is used. Excluded from the ARPU calculation are: (i) Revenue and subscribers for DTC products, other than discovery+, HBO, HBO Max, Max, a Premium Sports Product, and independently-branded, regional products (currently consisting of TVN/Player and BluTV), that may be offered by us or by certain joint venture partners or affiliated parties from time to time; (ii) A limited amount of international discovery+ revenue and subscribers that are part of nonstrategic partnerships or short-term arrangements as may be identified by the Company from time to time; (iii) Cinemax, Max/HBO hotel and bulk institution (i.e., subscribers billed on a bulk basis), and international basic HBO revenue and subscribers; and (iv) Users on free trials who convert to a subscription for which we have recognized subscription revenue within the first seven days of the calendar month immediately following the month in which their free trial expires. (4) Source: Ranking based on publicly announced premiere dates of live action series sold to third-parties or non-affiliated buyers during 2024. (5) Adjusted EBITDA to FCF conversion rate: The Company defines Adjusted EBITDA to FCF conversion rate, or “conversion rate,” as the calculation where FCF (as defined above) is divided by Adjusted EBITDA (as defined below). The Company believes this measure is relevant to investors as it is a financial metric frequently used in evaluating a company’s financial condition. In millions; except conversion rate Twelve Months Ended December 31, 2024 Free cash flow(*) $4,427 Adjusted EBITDA(*) 9,032 Conversion Rate(*) 49% (6) Net leverage: The Company defines net leverage as the calculation where net debt (gross debt of $40.0 billion, less cash, cash equivalents, and restricted cash of $5.4 billion) is divided by the sum of the most recent four quarters Adjusted EBITDA of $9,032 million. The Company believes this measure is relevant to investors as it is a financial measure frequently used in evaluating a company's financial condition. (7) Gross leverage: The Company defines gross leverage as the calculation where gross debt (defined as total debt, plus finance leases) is divided by the sum of the most recent four quarters Adjusted EBITDA. The Company believes this measure is relevant to investors as it is a financial measure frequently used in evaluating a company's financial condition. Adjusted EBITDA: The Company evaluates the operating performance of its operating segments based on financial measures such as revenues and Adjusted EBITDA. Adjusted EBITDA is defined as operating income excluding: (i) employee share-based compensation, (ii) depreciation and amortization, (iii) restructuring and facility consolidation, (iv) certain impairment charges, (v) gains and losses on business and asset dispositions, (vi) third-party transaction and integration costs, (vii) amortization of purchase accounting fair value step-up for content, (viii) amortization of capitalized interest for content, and (ix) other items impacting comparability. The Company uses this measure to assess the operating results and performance of its segments, perform analytical comparisons, identify strategies to improve performance, and allocate resources to each segment. The Company believes Adjusted EBITDA is relevant to investors because it allows them to analyze the operating performance of each segment using the same metric management uses. The Company excludes employee share-based compensation, restructuring, certain impairment charges, gains and losses on business and asset dispositions, and transaction and integration costs from the calculation of Adjusted

Q4 2024 Shareholder Letter | February 27, 2025 11 EBITDA due to their impact on comparability between periods. Integration costs include transformative system implementations and integrations, such as Enterprise Resource Planning systems, and may take several years to complete. The Company also excludes the depreciation of fixed assets and amortization of intangible assets, amortization of purchase accounting fair value step-up for content, and amortization of capitalized interest for content, as these amounts do not represent cash payments in the current reporting period. Certain corporate expenses and inter-segment eliminations related to production studios are excluded from segment results to enable executive management to evaluate segment performance based upon the decisions of segment executives. Adjusted EBITDA should be considered in addition to, but not a substitute for, operating income, net income, and other measures of financial performance reported in accordance with U.S. GAAP. We prospectively updated certain corporate allocations at the beginning of 2024. The impact to prior periods was immaterial. In millions Twelve Months Ended December 31, 2024 Net loss available to Warner Bros. Discovery, Inc. $(11,311) Net loss income attributable to redeemable noncontrolling interests (42) Net loss income attributable to noncontrolling interests (129) Income tax expense 94 Loss before income taxes (11,388) Other income, net (150) Loss from equity investees, net 121 Gain on extinguishment of debt (632) Interest expense, net 2,017 Operating loss (10,032) Depreciation and amortization 7,037 Impairment and amortization of fair value step-up for content 1,139 Restructuring and other charges 447 Employee share-based compensation 546 Transaction and integration costs 242 Impairments and loss on dispositions 9,603 Amortization of capitalized interest for content 46 Facility consolidation costs 4 Adjusted EBITDA(*) $9,032